Exhibit 10.29

Execution Copy

SECOND AMENDMENT TO
THE OPERATING AGREEMENT OF
RIGGS CAPITAL PARTNERS II, LLC

a Delaware Limited Liability Company

     THIS SECOND AMENDMENT is entered into as of January 1, 2003 (the “First Amendment”), by and between RIGGS NATIONAL CORPORATION (the “Managing Member” and a “Member”), RCP INVESTMENTS II, LLC (a “Member”) and RCP VENTURE MANAGEMENT INC. (“Investment Advisor”) amending the Operating Agreement of RIGGS CAPITAL PARTNERS II, LLC, a Delaware limited liability company (the “Company”), dated as of the 1st day of October, 2000, as amended by that First Amendment to the Operating Agreement of Riggs Capital Partners II, LLC dated as of January 1, 2002 (“First Amendment”) and as joined by RCP Venture Management Inc. by Joinder to the Operating Agreement of Riggs Capital Partners II, LLC. The original Agreement, First Amendment and Joinder are collectively referred to herein as the (“Operating Agreement”).

WITNESSTH

     WHEREAS, the sole Members of the Company are Riggs National Corporation and RCP Investments II, L.L.C.;

     WHEREAS, the Members and RCP Ventures Management Inc. wish to amend Section 5.9 of the Original Agreement to state that the compensation to be paid to the Investment Advisor will be equal to $172,500 per year or .575% of $30,000,000;

     NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto do hereby amend the Original Agreement as follows:

1.	Section 5.9 of the Original Agreement is hereby amended such that the Investment Adviser shall hereafter be entitled to a management fee equal to .575% of $30,000,000 or One Hundred Seventy-Two Thousand Five Hundred Dollars ($172,500) per annum.

2.	Except as specifically provided herein, the Original Agreement shall remain in full force and effect. This Second Amendment may be executed in any number of counterparts, all of which shall constitute a single instrument. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     IN WITNESS WHEREOF, the undersigned have set their hands as of the day and year first above written.

Managing Member:	Member:

RIGGS NATIONAL CORPORATION	RCP INVESTMENTS II, LLC

By: /s/ Timothy C. Coughlin Timothy C. Coughlin, President	By: /s/ J. Carter Beese, Jr. J. Carter Beese, Jr., its General Partner

Investment Advisor:

RCP VENTURE MANAGEMENT INC.

By: /s/ J. Carter Beese, Jr. J. Carter Beese, Jr., Chairman and CEO

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